NORTHQUEST CAPITAL FUND, INC.

16 Rimwood Lane

Colts Neck, NJ 07722

732 842-3465 or 800-698-5261

Supplement to Prospectus and Statement of Additional Information

Supplement dated December 26, 2013 to the Prospectus dated March 15, 2013

The NorthQuest Capital Fund, Inc.  (the “Fund”) has appointed Mutual Shareholder Services, LLC to act as the Fund’s new Transfer Agent and to provide mutual fund accounting services to the Fund effective 01/01/2014. The Fund will offer fractional shares to three decimal places. The change will not affect the status of your account or your investment in the Fund.

THERE IS NO ACTION REQUIRED ON YOUR PART.

All account applications, investment remittances, redemption requests and written correspondences relating to your investment in the Fund should be directed to the following address effective January 1, 2014.

NorthQuest Capital Fund

8000 Town Centre Drive,   Suite 400

Broadview Heights, OH 44147

To purchase shares by wire an investor should call the Fund at 800-239-9136 for wire instructions.

Please retain this supplement for future reference.